Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2008

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
i. Basis of Presentation	i - iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Statements of Income - YTD	3
c. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Consecutive Quarters	6-7

III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Summary Investment Portfolio Information	9
c. Investment Portfolio Composition - Quarterly	10
d. Investment Portfolio: Mortgage and Asset Backed Securities	11
e. Investment Portfolio: Subprime and Alternative-A Holdings in Direct Investment Portfolio	12
f. Investment Portfolio: Largest Ten Corporate Holdings	13
g. Investment Portfolio: Financial Issuer Exposure in Fixed Maturity Portfolio	14
h. Net Realized and Net Unrealized Investments Gains (Losses)	15
i. Reinsurance Recoverable Analysis	16-17

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	18
b. Paid to Incurred Analysis by Segment	19
c. Segment Consecutive Quarters	20-21
d. Third Quarter 2008 Impact of Hurricanes Gustav and Ike	22

V. Share Analysis
a. Earnings Per Common Share Analysis - As Reported	23
b. Earnings Per Common Share Analysis and Common Share Rollforward-Quarterly	24
c. Diluted Book Value Per Common Share Analysis	25

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except for the consolidated balance sheet and statement of income at and for the year ended December 31, 2007.

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information. Amounts may not reconcile exactly due to small rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

Cautionary Note Regarding Forward-Looking Statements:

This financial supplement may contain forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in our most recent annual report on Form 10-K, quarterly report on Form 10-Q and our other documents on file with the Securities and Exchange Commission. AXIS undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment provides insurance coverage on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical damage and business interruption coverage primarily for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The book consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Political risk: provides protection against sovereign default or sovereign actions that result in the impairment of cross-border investments for banks and major corporations. This book also provides sovereign and corporate credit insurance, where lenders seek to mitigate the risk of non-payment from their borrowers.

This line of business covers a range of perils that can affect foreign direct investments and assets, project finance, export or import transactions or cross-border financings to private or sovereign borrowers for working capital, trade-related or capital market borrowings. Typical insured risks include confiscation, expropriation, nationalization; currency inconvertibility and non-transfer; terrorism, sabotage, war, insurrection, rebellion; government act, law order or decree; contract frustration, non-performance or payment default, and wrongful calling of contract guarantees and bonds. Coverages are tailored to the insured’s requirements for a broad range of overseas exposures, including equity investments, physical assets, cross-border loans or contracts for goods and services.

Professional lines: includes coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, media, cyber, technology and miscellaneous professional liability coverage.

Liability: primarily targets general liability and umbrella and excess liability in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Other: primarily includes employee medical coverage for self-insured, small and medium sized employers for losses in excess of a retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business we write on both a treaty and facultative basis:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our ceding company clients. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis, meaning that our exposure only arises when our customers’ claims exceed a certain retained amount.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and Bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of loss structures. The underlying insurance indemnifies sellers of goods and services against a payment default by the buyer of those goods and services. Also included in this book is coverage for ceding insurers against losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor: provides coverage to insurers for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Engineering: provides coverage for all types of civil construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes operational risks for machinery, plant and equipment, electronic equipment and business interruption. We write engineering business on a proportional and non-proportional treaty basis as well as on a facultative basis.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended September 30,			Nine months ended September 30,
		2008	2007	Change	2008	2007	Change
HIGHLIGHTS	Gross premiums written	$725,283	$755,224	(4.0)%	$2,863,633	$3,017,225	(5.1)%
	Gross premiums written - Insurance	55.5%	63.7%	(8.1)%	48.6%	50.7%	(2.1)%
	Gross premiums written - Reinsurance	44.5%	36.3%	8.1%	51.4%	49.3%	2.1%
	Net premiums written	$551,416	$583,902	(5.6)%	$2,327,407	$2,478,602	(6.1)%
	Net premiums earned	$689,970	$685,845	0.6%	$2,028,895	$2,065,090	(1.8)%
	Net premiums earned - Insurance	42.5%	44.0%	(1.5)%	43.9%	44.3%	(0.4)%
	Net premiums earned - Reinsurance	57.5%	56.0%	1.5%	56.1%	55.7%	0.4%
	Net (loss) income available to common shareholders	$(249,346)	$269,975	(192.4)%	$219,643	$749,143	(70.7)%
	Reserve for losses and loss expenses	6,406,204	5,531,379	15.8%	6,406,204	5,531,379	15.8%
	Total shareholders’ equity	4,601,190	4,943,592	(6.9)%	4,601,190	4,943,592	(6.9)%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$(1.79)	$1.84	(197.3)%	$1.55	$5.04	(69.2)%
	Diluted earnings per common share	$(1.79)	$1.65	(208.8)%	$1.40	$4.53	(69.2)%
	Weighted average common shares outstanding	139,335	146,845	(5.1)%	141,628	148,753	(4.8)%
	Diluted weighted average common shares outstanding	139,335	164,064	(15.1)%	157,315	165,458	(4.9)%
	Book value per common share	$29.72	$30.50	(2.5)%	$29.72	$30.50	(2.5)%
	Accumulated dividends paid per common share	$2.72	$2.19	24.2%	$2.72	$2.19	24.2%
	Diluted book value per common share (treasury stock method) [a]	$26.25	$26.93	(2.5)%	$26.25	$26.93	(2.5)%

FINANCIAL RATIOS	ROACE [b]	(22.5)%	25.0%	(47.5)%	6.7%	23.9%	(17.2)%

	Net loss and loss expense ratio	102.3%	47.9%	54.4%	70.9%	52.3%	18.6%
	Acquisition cost ratio	13.1%	14.6%	(1.5)%	13.9%	14.2%	(0.3)%
	General and administrative expense ratio	12.6%	11.6%	0.9%	12.2%	10.2%	2.0%

	Combined ratio	128.0%	74.1%	53.9%	97.0%	76.7%	20.3%

INVESTMENT DATA	Total assets	$15,175,454	$14,711,904	3.2%	$15,175,454	$14,711,904	3.2%
	Total cash and investments [c]	10,645,111	10,285,370	3.5%	10,645,111	10,285,370	3.5%
	Net investment income	50,583	118,908	(57.5)%	273,249	357,873	(23.6)%
	Net realized investment losses	(89,079)	(1,192)	nm	(51,842)	(5,548)	nm
	Total return on cash and investments [d]	(3.6)%	1.9%	(5.5)%	(2.8)%	3.6%	(6.4)%
	Annualized effective yield of invested assets [e]	4.8%	5.0%	(0.2)%	4.8%	5.0%	(0.2)%

[a]	To conform with our current period presentation, we have recalculated the diluted book value per common share for the third quarter of 2007 using the “treasury stock” method.
[b]	Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Percentages presented are annualized for the respective quarters.
[c]	Cash and investments represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[d]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.
[e]	Annualized effective yield of invested assets is calculated by dividing the net income generated from invested assets by the average balance of the assets managed by our external investment managers.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q3 2006
UNDERWRITING REVENUES
Gross premiums written	$725,283	$874,169	$1,264,181	$572,865	$755,224	$734,910
Premiums ceded	(173,867)	(189,953)	(172,406)	(187,710)	(171,322)	(128,997)

Net premiums written	551,416	684,216	1,091,775	385,155	583,902	605,913

Gross premiums earned	862,338	845,249	835,514	860,421	870,752	858,310
Ceded premiums amortized	(172,368)	(164,958)	(176,880)	(191,101)	(184,907)	(165,530)

Net premiums earned	689,970	680,291	658,634	669,320	685,845	692,780

Other insurance related (loss) income	(13,806)	(7,269)	2,002	273	1,005	804

Total underwriting revenues	676,164	673,022	660,636	669,593	686,850	693,584

UNDERWRITING EXPENSES
Net losses and loss expenses	705,531	371,717	361,681	290,546	328,193	365,958
Acquisition costs	90,333	97,780	94,480	90,574	100,039	103,615
General and administrative expenses	66,727	65,218	65,189	81,785	59,090	48,303

Total underwriting expenses	862,591	534,715	521,350	462,905	487,322	517,876

UNDERWRITING (LOSS) INCOME	(186,427)	138,307	139,286	206,688	199,528	175,708

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	50,583	137,015	85,651	125,000	118,908	98,787
Net realized (losses) gains on investments	(89,079)	1,552	35,685	10,778	(1,192)	(1,722)
Interest expense and financing costs	(7,941)	(7,890)	(7,958)	(7,912)	(13,929)	(8,239)

Total other operating (expenses) revenue	(46,437)	130,677	113,378	127,866	103,787	88,826

OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	7,627	(6,564)	20,297	349	7,202	(2,738)
Corporate expenses [a]	(19,995)	(17,735)	(13,561)	(11,053)	(20,723)	(20,167)

Total other (expenses) revenue	(12,368)	(24,299)	6,736	(10,704)	(13,521)	(22,905)

(LOSS) INCOME BEFORE INCOME TAXES	(245,232)	244,685	259,400	323,850	289,794	241,629
Income tax recovery (expense)	5,104	(4,199)	(12,459)	(8,547)	(10,677)	(6,181)

NET (LOSS) INCOME	(240,128)	240,486	246,941	315,303	279,117	235,448
Preferred share dividends	(9,218)	(9,219)	(9,219)	(9,203)	(9,142)	(9,226)

NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(249,346)	$231,267	$237,722	$306,100	$269,975	$226,222

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	102.3%	54.6%	54.9%	43.4%	47.9%	52.8%
Acquisition cost ratio	13.1%	14.4%	14.3%	13.5%	14.6%	15.0%
General and administrative expense ratio [a]	12.6%	12.2%	12.0%	13.9%	11.6%	9.9%

Combined ratio	128.0%	81.2%	81.2%	70.8%	74.1%	77.7%

Weighted average basic shares outstanding	139,335	142,333	143,239	143,877	146,845	149,884
Weighted average diluted shares outstanding	139,335	157,602	160,184	161,732	164,064	164,701

Basic earnings per common share	$(1.79)	$1.62	$1.66	$2.13	$1.84	$1.51
Diluted earnings per common share	$(1.79)	$1.47	$1.48	$1.89	$1.65	$1.37
ROACE [b]	(22.5)%	19.2%	20.0%	26.9%	25.0%	26.0%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b]	Percentages presented are annualized for each quarter.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YTD

	Nine months ended			Year ended
	September 30, 2008	September 30, 2007	September 30, 2006	December 31, 2007	December 31, 2006
UNDERWRITING REVENUES
Gross premiums written	$2,863,633	$3,017,225	$2,895,030	$3,590,090	$3,609,036
Premiums ceded	$(536,226)	(538,623)	(476,057)	(726,333)	(619,857)

Net premiums written	2,327,407	2,478,602	2,418,973	2,863,757	2,989,179

Gross premiums earned	2,543,101	2,599,395	2,488,136	3,459,816	3,353,884
Ceded premiums amortized	(514,206)	(534,305)	(482,663)	(725,406)	(659,614)

Net premiums earned	2,028,895	2,065,090	2,005,473	2,734,410	2,694,270

Other insurance related (loss) income	(19,073)	3,638	1,866	3,911	2,893

Total underwriting revenues	2,009,822	2,068,728	2,007,339	2,738,321	2,697,163

UNDERWRITING EXPENSES
Net losses and loss expenses	1,438,929	1,079,714	1,096,598	1,370,260	1,425,855
Acquisition costs	282,593	293,923	295,151	384,497	386,959
General and administrative expenses	197,134	163,746	138,446	245,531	209,574

Total underwriting expenses	1,918,656	1,537,383	1,530,195	2,000,288	2,022,388

UNDERWRITING INCOME	91,166	531,345	477,144	738,033	674,775

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	273,249	357,873	284,018	482,873	407,100
Net realized (losses) gains on investments	(51,842)	(5,548)	(22,428)	5,230	(25,702)
Interest expense	(23,789)	(43,241)	(24,639)	(51,153)	(32,954)

Total other operating revenue	197,618	309,084	236,951	436,950	348,444

OTHER REVENUE (EXPENSES)
Net foreign exchange gains	21,360	16,477	25,427	16,826	32,505
Corporate expenses	(51,291)	(47,247)	(43,092)	(58,300)	(58,822)

Total other (expenses) revenue	(29,931)	(30,770)	(17,665)	(41,474)	(26,317)

INCOME BEFORE INCOME TAXES	258,853	809,659	696,430	1,133,509	996,902
Income tax expense	(11,554)	(32,943)	(23,540)	(41,491)	(33,842)

NET INCOME	247,299	$776,716	$672,890	$1,092,018	$963,060

Preferred share dividends	(27,656)	(27,573)	(28,083)	(36,775)	(37,925)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$219,643	$749,143	$644,807	$1,055,243	$925,765

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	70.9%	52.3%	54.7%	50.1%	52.9%
Acquisition cost ratio	13.9%	14.2%	14.7%	14.1%	14.4%
General and administrative expense ratio [a]	12.2%	10.2%	9.1%	11.1%	10.0%

Combined ratio	97.0%	76.7%	78.5%	75.3%	77.3%

Weighted average basic shares outstanding	141,628	148,753	149,657	147,524	149,745
Weighted average diluted shares outstanding	157,315	165,458	163,863	164,515	164,394
Basic earnings per share	$1.55	$5.04	$4.31	$7.15	$6.18
Diluted earnings per share	$1.40	$4.53	$3.94	$6.41	$5.63
ROACE [b]	6.7%	23.9%	25.8%	24.6%	26.7%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b]	Percentages presented are annualized for the nine month period.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended September 30, 2008			Nine months ended September 30, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$402,672	$322,611	$725,283	$1,392,993	$1,470,640	$2,863,633
Net premiums written	235,666	315,750	551,416	872,909	1,454,498	2,327,407

Gross premiums earned	461,871	400,467	862,338	1,393,019	1,150,082	2,543,101
Ceded premiums amortized	(168,299)	(4,069)	(172,368)	(502,461)	(11,745)	(514,206)

Net premiums earned	293,572	396,398	689,970	890,558	1,138,337	2,028,895
Other insurance related (loss) income	(13,751)	(55)	(13,806)	(20,073)	1,000	(19,073)

Total underwriting revenues	279,821	396,343	676,164	870,485	1,139,337	2,009,822

UNDERWRITING EXPENSES
Net losses and loss expenses	230,577	474,954	705,531	549,723	889,206	1,438,929
Acquisition costs	21,964	68,369	90,333	84,798	197,795	282,593
General and administrative expenses	49,361	17,366	66,727	145,321	51,813	197,134

Total underwriting expenses	301,902	560,689	862,591	779,842	1,138,814	1,918,656

UNDERWRITING (LOSS) INCOME	$(22,081)	$(164,346)	$(186,427)	$90,643	$523	$91,166

KEY RATIOS
Net loss and loss expense ratio	78.5%	119.8%	102.3%	61.7%	78.1%	70.9%
Acquisition cost ratio	7.5%	17.2%	13.1%	9.6%	17.4%	13.9%
General and administrative expense ratio	16.8%	4.4%	9.7%	16.3%	4.5%	9.7%
Corporate expense ratio			2.9%			2.5%

Combined ratio	102.8%	141.4%	128.0%	87.6%	100.0%	97.0%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS - QUARTERLY

	Quarter ended
	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q3 2006
INSURANCE SEGMENT
Property	$137,417	$175,017	$127,291	$150,283	$147,033	$145,334
Marine	41,121	64,601	64,887	19,984	49,971	54,904
Terrorism	7,112	14,612	8,349	10,216	11,672	18,454
Aviation	11,735	8,715	17,486	28,788	14,518	15,384
Political risk	24,817	65,636	54,576	75,410	71,442	35,955
Professional lines	137,553	175,199	108,177	146,095	123,824	112,469
Liability	42,833	52,406	49,923	74,294	53,158	57,559
Other	84	(722)	4,168	4,256	9,111	13,057

TOTAL INSURANCE SEGMENT	402,672	555,464	434,857	509,326	480,729	453,116

REINSURANCE SEGMENT
Catastrophe	115,216	117,306	212,948	8,743	76,044	100,759
Property	64,683	86,416	141,408	(578)	55,965	53,933
Professional lines	55,378	31,806	87,376	27,909	54,645	49,431
Credit and bond	5,083	9,230	134,574	5,363	6,705	1,889
Motor	7,202	16,831	75,526	902	5,886	5,896
Liability	54,659	28,917	108,759	8,477	59,233	48,640
Engineering	17,381	7,895	53,224	10,428	13,578	17,158
Other	3,009	20,304	15,509	2,295	2,439	4,088

TOTAL REINSURANCE SEGMENT	322,611	318,705	829,324	63,539	274,495	281,794

CONSOLIDATED TOTAL	$725,283	$874,169	$1,264,181	$572,865	$755,224	$734,910

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q3 2006
UNDERWRITING REVENUES
Gross premiums written	$402,672	$555,464	$434,857	$509,326	$480,729	$453,116
Net premiums written	235,666	365,511	271,732	322,111	315,605	323,618

Gross premiums earned	461,871	458,545	472,603	480,158	483,046	490,150
Ceded premiums amortized	(168,299)	(161,116)	(173,046)	(186,820)	(181,121)	(162,449)

Net premiums earned	293,572	297,429	299,557	293,338	301,925	327,701
Other insurance related (loss) income	(13,751)	(7,509)	1,187	123	610	412

Total underwriting revenues	279,821	289,920	300,744	293,461	302,535	328,113

UNDERWRITING EXPENSES
Net losses and loss expenses	230,577	159,696	159,450	101,652	113,092	182,280
Acquisition costs	21,964	31,120	31,714	28,911	34,721	40,796
General and administrative expenses	49,361	48,141	47,819	57,858	43,262	36,141

Total underwriting expenses	301,902	238,957	238,983	188,421	191,075	259,217

UNDERWRITING (LOSS) INCOME	$(22,081)	$50,963	$61,761	$105,040	$111,460	$68,896

KEY RATIOS
Net loss and loss expense ratio	78.5%	53.7%	53.2%	34.7%	37.5%	55.6%
Acquisition cost ratio	7.5%	10.4%	10.6%	9.9%	11.5%	12.4%
General and administrative expense ratio	16.8%	16.2%	16.0%	19.7%	14.3%	11.0%

Combined ratio	102.8%	80.3%	79.8%	64.3%	63.3%	79.0%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q3 2006
UNDERWRITING REVENUES
Gross premiums written	$322,611	$318,705	$829,324	$63,539	$274,495	$453,116
Net premiums written	315,750	318,705	820,043	63,044	268,297	323,618

Gross premiums earned	400,467	386,704	362,911	380,263	387,706	490,150
Ceded premiums amortized	(4,069)	(3,842)	(3,834)	(4,281)	(3,786)	(162,449)

Net premiums earned	396,398	382,862	359,077	375,982	383,920	327,701
Other insurance related (loss) income	(55)	240	815	150	395	412

Total underwriting revenues	396,343	383,102	359,892	376,132	384,315	328,113

UNDERWRITING EXPENSES
Net losses and loss expenses	474,954	212,021	202,231	188,894	215,101	182,280
Acquisition costs	68,369	66,660	62,766	61,663	65,318	40,796
General and administrative expenses	17,366	17,077	17,370	23,927	15,828	36,141

Total underwriting expenses	560,689	295,758	282,367	274,484	296,247	259,217

UNDERWRITING (LOSS) INCOME	$(164,346)	$87,344	$77,525	$101,648	$88,068	$68,896

KEY RATIOS
Net loss and loss expense ratio	119.8%	55.4%	56.3%	50.2%	56.0%	55.6%
Acquisition cost ratio	17.2%	17.4%	17.5%	16.4%	17.0%	12.4%
General and administrative expense ratio	4.4%	4.5%	4.8%	6.4%	4.1%	11.0%

Combined ratio	141.4%	77.3%	78.6%	73.0%	77.1%	79.0%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Sep 30, 2008	Jun 30, 2008	Mar 31, 2008	Dec 31, 2007	Sep 30, 2007	Sep 30, 2006
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$8,449,620	$8,703,346	$8,423,794	$8,331,666	$7,814,855	$6,523,009
Equity securities, available for sale, at fair value	129,220	247,845	99,239	7,746	8,779	—
Other investments, at fair value	636,304	724,239	552,872	638,241	603,650	714,381

Total investments	9,215,144	9,675,430	9,075,905	8,977,653	8,427,284	7,237,390
Cash and cash equivalents	1,419,610	1,094,429	1,578,801	1,332,921	1,830,852	1,640,914
Accrued interest receivable	74,693	89,261	80,990	87,338	76,257	65,235
Insurance and reinsurance premium balances receivable	1,412,445	1,652,295	1,607,609	1,231,494	1,385,486	1,233,125
Reinsurance recoverable balances	1,410,554	1,340,452	1,330,965	1,280,295	1,247,720	1,315,395
Reinsurance recoverable balances on paid losses	62,617	82,677	95,348	76,598	97,047	49,287
Deferred acquisition costs	333,002	355,587	369,000	276,801	331,290	272,110
Prepaid reinsurance premiums	264,960	263,461	238,466	242,940	246,027	274,972
Securities lending collateral	731,661	813,737	1,025,343	865,256	861,280	1,010,846
Net receivable for investments sold	—	—	18,086	86,356	—
Goodwill and intangible assets	60,726	61,035	61,344	61,653	61,967	34,543
Other assets	190,042	178,025	158,337	156,004	146,694	120,385

TOTAL ASSETS	$15,175,454	$15,606,389	$15,640,194	$14,675,309	$14,711,904	$13,254,202

LIABILITIES
Reserve for losses and loss expenses	$6,406,204	$5,995,731	$5,814,208	$5,587,311	$5,531,379	$4,995,074
Unearned premiums	2,466,622	2,603,676	2,574,755	2,146,087	2,433,339	2,167,364
Insurance and reinsurance balances payable	223,963	249,710	225,715	244,988	255,922	287,445
Securities lending payable	730,412	812,833	1,024,752	863,906	858,546	1,006,806
Senior notes	499,342	499,315	499,288	499,261	499,234	499,127
Other liabilities	183,385	144,689	130,054	175,134	140,869	109,656
Net payable for investments purchased	64,336	37,273	—	—	49,023	47,781

TOTAL LIABILITIES	10,574,264	10,343,227	10,268,772	9,516,687	9,768,312	9,113,253

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,878	1,877	1,875	1,850	1,849	1,875
Additional paid-in capital	1,943,125	1,922,356	1,902,336	1,869,810	1,859,067	1,923,169
Accumulated other comprehensive (loss) income	(495,697)	(150,721)	(104)	22,668	(28,444)	(54,673)
Retained earnings	3,097,487	3,377,051	3,176,654	2,968,900	2,690,742	1,770,578
Treasury shares, at cost	(445,603)	(387,401)	(209,339)	(204,606)	(79,622)	—

TOTAL SHAREHOLDERS’ EQUITY	4,601,190	5,263,162	5,371,422	5,158,622	4,943,592	4,140,949

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$15,175,454	$15,606,389	$15,640,194	$14,675,309	$14,711,904	$13,254,202

Book value per common share	$29.72	$34.11	$33.69	$32.69	$30.50	$24.27

Debt (Senior notes) to total capitalization [a]	9.8%	8.7%	8.5%	8.8%	9.2%	10.8%

Debt plus preferred shares to total capitalization	19.6%	17.3%	17.0%	17.7%	18.4%	21.5%

[a]	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

As of September 30, 2008

TYPE OF INVESTMENT	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
U.S. government and agency	$1,270,970	$5,758	$(8,493)	$1,268,235	12%
Non U.S. government	310,723	4,454	(18,405)	296,772	3%
Corporate debt	2,414,922	3,017	(287,724)	2,130,215	20%
Agency Mortgage-backed [a], [b]	2,216,340	13,079	(15,803)	2,213,616	21%
Non-Agency CMBS [a]	936,640	33	(79,135)	857,538	8%
Non-Agency RMBS [a]	522,024	522	(47,376)	475,170	4%
Asset-backed [a]	435,321	129	(27,247)	408,203	4%
Municipals	804,781	1,298	(6,208)	799,871	7%

Total Fixed Maturities	8,911,721	28,290	(490,391)	8,449,620	79%
Common stocks	134,184	825	(26,871)	108,138	1%
Non-redeemable preferred stocks	31,395	—	(10,313)	21,082	0%

Total Equities	165,579	825	(37,184)	129,220	1%
Cash, net of unsettled trades	—	—	—	387,255	4%

Total Invested Assets	9,077,300	29,115	(527,575)	8,966,095	84%
Operating Cash Balances	—	—	—	968,019	9%

Total Cash, Fixed Maturities and Equities	$9,077,300	$29,115	$(527,575)	9,934,114	93%

Other Investments				636,304	6%
Accrued interest receivable				74,693	1%

Total Cash and Investments				$10,645,111	100%

	Fair Value	Percentage
OTHER INVESTMENTS
Hedge funds	$284,613	45%
Collateralized loan obligations	111,590	18%
Credit funds	194,264	30%
Short duration high yield fund	45,837	7%

Total	$636,304	100%

[a]	For a further breakdown of our mortgage-backed and asset-backed securities, refer to page 11.
[b]	Agency mortgage-backed securities include both agency RMBS and agency CMBS.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION - QUARTERLY

TYPE OF INVESTMENT	Q3 2008		Q2 2008		Q1 2008		Q4 2007		Q3 2007		Q3 2006
	Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %
U.S. government and agency	11.8%		11.3%		11.3%		10.1%		11.5%		14.6%
Non U.S. government	2.8%		2.4%		2.6%		2.7%		1.7%		1.7%
Corporate debt	19.9%		21.7%		21.2%		20.5%		17.7%		14.3%
Mortgage-backed	33.1%		34.2%		33.3%		33.2%		31.3%		31.0%
Asset-backed	3.8%		4.1%		4.2%		5.1%		5.5%		5.3%
Municipals	7.5%		6.7%		5.7%		7.9%		7.8%		6.0%
Mortgage derivatives	—		—		—		—		0.5%		0.3%

Total Fixed Maturities	78.9%		80.4%		78.3%		79.5%		76.0%		73.2%
Equities	1.2%		2.3%		—		—		—		—
Cash, net of unsettled trades	3.6%		3.0%		5.6%		5.4%		4.9%		3.7%

Total Invested Assets	83.7%		85.7%		83.9%		84.9%		80.9%		76.9%
Operating Cash Balances	9.6%		6.8%		9.3%		8.1%		12.4%		14.2%

Total Cash and Fixed Maturities	93.4%		92.5%		93.2%		93.0%		93.3%		91.1%
Other Investments	5.9%		6.7%		6.0%		6.2%		6.0%		8.0%
Accrued interest receivable	0.7%		0.8%		0.8%		0.8%		0.7%		0.9%

Total Cash and Investments	100.0%		100.0%		100.0%		100.0%		100.0%		100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %
AAA	69.7%		69.2%		72.4%		70.8%		71.4%		77.6%
AA	8.6%		10.0%		9.1%		7.8%		7.7%		4.6%
A	13.2%		12.2%		9.7%		12.5%		11.3%		9.7%
BBB	8.0%		8.2%		8.8%		8.9%		9.6%		8.1%
BB	0.4%		0.4%		—		—		—		—

Total	100.0%		100.0%		100.0%		100.0%		100.0%		100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %		Fair Value %
Within one year	7.5%		7.3%		7.9%		10.4%		5.9%		5.7%
From one to five years	27.6%		30.1%		30.8%		25.2%		27.1%		26.8%
From five to ten years	10.5%		9.5%		8.5%		10.6%		10.0%		13.2%
Above ten years	7.6%		5.6%		5.0%		5.6%		7.9%		4.3%
Asset-backed and mortgage-backed securities	46.8%		47.6%		47.8%		48.2%		49.1%		50.0%

Total	100.0%		100.0%		100.0%		100.0%		100.0%		100.0%

PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES	As of or for the quarter ended
	Q3 2008		Q2 2008		Q1 2008		Q4 2007		Q3 2007		Q3 2006
Annualized effective yield of invested assets	4.8%		4.8%		4.9%		4.9%		5.0%		4.7%
Yield to maturity of invested assets	5.7%		5.1%		5.1%		5.1%		5.6%		5.1%
Average duration of invested assets	2.9	yrs	2.9	yrs	2.9	yrs	2.7	yrs	3.2	yrs	3.1	yrs
Average credit quality of invested assets	AA+		AA+		AA+		AA+		AA+		AA+

AXIS Capital Holdings Limited

MORTGAGE AND ASSET BACKED SECURITIES

As of September 30, 2008

	Mortgage-Backed Securities By Rating and Class
	Agency [a]		AAA		AA or lower		Total		Total
	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial
Agency
Agency Pass-Throughs	$2,020,583	$—	$—	$—	$—	$—	$2,020,583	$—	$2,020,583
Agency CMO’s	112,676	9,315	—		—	—	112,676	9,315	121,991
Agency Floating Rate MBS	71,042	—	—	—	—	—	71,042	—	71,042

Non-Agency
Non-Agency CMO’s	—	—	411,624	837,767	8,092	19,758	419,716	857,525	1,277,241
Non-Agency Floating Rate MBS	—	—	54,907	13	547	—	55,454	13	55,467

Total	$2,204,301	$9,315	$466,531	$837,780	$8,639	$19,758	$2,679,471	$866,853	$3,546,324

Description	Asset-Backed Securities By Rating
	AAA	AA or lower	Total
Auto	$126,285	$11,938	$138,223
CLO [b]	—	44,976	44,976
CDO	5,678	3,139	8,817
Credit Card	112,577	—	112,577
Equipment	5,872	—	5,872
Home Equity	33,901	6,718	40,619
Other	57,119	—	57,119

Total	$341,432	$66,771	$408,203

[a]	These represent securities backed by U.S Government sponsored agencies.
[b]	Collateralized loan obligation - debt tranche securities.

AXIS Capital Holdings Limited

SUBPRIME AND ALTERNATIVE-A HOLDINGS IN DIRECT INVESTMENT PORTFOLIO

As of September 30, 2008

	SUBPRIME AND ALTERNATIVE-A HOLDINGS BY SECTOR
	Holdings at Fair Value	% of Total Shareholders’ Equity	Net Unrealized Gain / (Loss)	Realized losses and impairments in 2008
Subprime Agency MBS	$1,379	0.03%	$(4)	$—
Subprime Non-Agency MBS	1,259	0.03%	(60)	—
Subprime ABS	33,803	0.73%	(5,684)	(7,647)

Total Subprime	$36,441	0.79%	$(5,748)	$(7,647)

Alternative-A Agency MBS	$478	0.01%	$(20)	$—
Alternative-A Non-Agency MBS	117,340	2.55%	(19,943)	—
Alternative-A ABS	6,952	0.15%	(1,101)	—

Total Alternative-A	$124,770	2.71%	$(21,064)	$—

TOTAL Subprime and Alternative-A	$161,211	3.50%	$(26,812)	$(7,647)

	SUBPRIME AND ALTERNATIVE-A HOLDINGS AT FAIR VALUE BY RATING & VINTAGE
	Agency	AAA	AA or lower	Total	Percentage of total
Sub-prime 2003 and prior	$1,379	$2,166	$140	$3,685	10.1%
Sub-prime 2004	—	5,223	—	5,223	14.3%
Sub-prime 2005	—	5,985	506	6,491	17.8%
Sub-prime 2006	—	13,687	5,084	18,771	51.5%
Sub-prime 2007	—	2,271	—	2,271	6.2%

Total Subprime	$1,379	$29,332	$5,730	$36,441	100.0%

Rating as Percentage of Total	3.8%	80.5%	15.7%	100.0%
Alternative-A 2003 and prior	$—	$20,109	$3,038	$23,147	18.6%
Alternative-A 2004	478	31,835	123	32,436	26.0%
Alternative-A 2005	—	54,047	—	54,047	43.3%
Alternative-A 2006	—	8,509	—	8,509	6.8%
Alternative-A 2007	—	5,800	831	6,631	5.3%

Total Alternative A	$478	$120,300	$3,992	$124,770	100.0%

Rating as Percentage of Total	0.4%	96.4%	3.2%	100.0%
Subprime and Alternative-A 2003 and prior	$1,379	$22,275	$3,178	$26,832	16.6%
Subprime and Alternative-A 2004	478	37,058	123	37,659	23.4%
Subprime and Alternative-A 2005	—	60,032	506	60,538	37.6%
Subprime and Alternative-A 2006	—	22,196	5,084	27,280	16.9%
Subprime and Alternative-A 2007	—	8,071	831	8,902	5.5%

TOTAL Subprime and Alternative-A	$1,857	$149,632	$9,722	$161,211	100.0%

Rating as Percentage of Total	1.2%	92.8%	6.0%	100.0%

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE HOLDINGS

As of September 30, 2008

ISSUER	Amortized Cost	Unrealized Gain / (Loss)	Fair Value	% of Total Fixed Maturities
GENERAL ELECTRIC CO	$95,020	$(7,062)	$87,958	1.0%
JPMORGAN CHASE & CO	88,402	(4,260)	84,142	1.0%
BANK OF AMERICA CORP	71,930	(5,857)	66,073	0.8%
CITIGROUP INC	59,172	(8,630)	50,542	0.6%
WELLS FARGO & COMPANY	46,476	(1,590)	44,886	0.5%
NATIONAL AUSTRALIA BANK LIMITED	35,370	31	35,401	0.4%
MORGAN STANLEY	46,418	(12,073)	34,345	0.4%
HSBC HOLDINGS PLC	35,254	(1,534)	33,720	0.4%
AT&T INC	34,294	(932)	33,362	0.4%
COMCAST CORPORATION	33,797	(1,097)	32,700	0.4%

Notes:

1. Corporate issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

2. Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

FINANCIAL ISSUER EXPOSURE IN FIXED MATURITY PORTFOLIO

As of September 30, 2008

ISSUER	Amortized Cost	Unrealized Gain / (Loss)	Fair Value	% of Total Fixed Maturities
JPMORGAN CHASE & CO	$88,402	$(4,260)	$84,142	1.0%
BANK OF AMERICA CORP	71,930	(5,857)	66,073	0.8%
CITIGROUP INC	59,172	(8,630)	50,542	0.6%
WELLS FARGO & COMPANY	46,476	(1,590)	44,886	0.5%
NATIONAL AUSTRALIA BANK LIMITED	35,370	31	35,401	0.4%
MORGAN STANLEY	46,418	(12,073)	34,345	0.4%
HSBC HOLDINGS PLC	35,254	(1,534)	33,720	0.4%
WACHOVIA CORPORATION	30,595	(4,988)	25,607	0.3%
NATIONWIDE BUILDING SOCIETY	26,173	(172)	26,001	0.3%
Less than $25m individually	530,213	(54,305)	475,908	5.6%

Total	$970,003	$(93,378)	$876,625	10.4%

Notes:

1. Corporate issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

2. Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent. Credit exposures are listed individually where the amortized cost is greater than $25 million.

AXIS Capital Holdings Limited

NET REALIZED AND UNREALIZED INVESTMENTS GAINS (LOSSES)

	Three months ended September 30, 2008			Nine months ended September 30, 2008
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$21,782	$(331,593)	$(309,811)	$75,318	$(493,476)	$(418,158)
Equity securities	(63,073)	(14,886)	(77,959)	(62,881)	(32,429)	(95,310)
Other than temporary impairments	(49,663)	—	(49,663)	(65,804)	—	(65,804)

Sub-total	(90,954)	(346,479)	(437,433)	(53,367)	(525,905)	(579,272)
Change in the fair value of investment derivatives	1,875	—	1,875	1,525	—	1,525

Total (losses) gains	(89,079)	(346,479)	(435,558)	(51,842)	(525,905)	(577,747)
Income tax (recovery) expense	(556)	(940)	(1,496)	1,623	(5,853)	(4,230)

Net (losses) gains	(88,523)	(345,539)	(434,062)	(53,465)	(520,052)	(573,517)

	Three months ended September 30, 2007			Nine months ended September 30, 2007
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(419)	$79,044	$78,625	$(3,367)	$15,891	$12,524
Equity securities	—	—	—	—	—	—
Other than temporary impairments	(263)	—	(263)	(2,100)	—	(2,100)

Sub-total	(682)	79,044	78,362	(5,467)	15,891	10,424
Change in the fair value of investment derivatives	(510)	—	(510)	(81)	—	(81)

Total (losses) gains	(1,192)	79,044	77,852	(5,548)	15,891	10,343
Income tax (recovery) expense	(335)	1,358	1,023	(893)	1,384	491

Net (losses) gains	(857)	77,686	76,829	(4,655)	14,507	9,852

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q3 2006
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$57,622	$70,438	$83,109	$64,106	$82,795	$27,065
Reinsurance	4,995	12,239	12,239	12,492	14,252	22,222

Total	$62,617	$82,677	$95,348	$76,598	$97,047	$49,287

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$492,024	$479,724	$492,319	$436,042	$414,777	$677,279
Reinsurance	—	—	—	—	—	—

Total	$492,024	$479,724	$492,319	$436,042	$414,777	$677,279

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$922,329	$865,323	$844,747	$852,054	$842,797	$635,202
Reinsurance	30,405	29,609	27,747	26,047	24,144	18,137

Total	$952,734	$894,932	$872,494	$878,101	$866,941	$653,339

Provision against reinsurance recoverables:
Insurance	$(27,394)	$(27,394)	$(19,794)	$(19,794)	$(19,944)	$(794)
Reinsurance	(6,810)	(6,810)	(14,054)	(14,054)	(14,054)	(14,429)

Total	$(34,204)	$(34,204)	$(33,848)	$(33,848)	$(33,998)	$(15,223)

Net reinsurance recoverables:
Insurance	$1,444,581	$1,388,091	$1,400,381	$1,332,408	$1,320,425	$1,338,752
Reinsurance	28,590	35,038	25,932	24,485	24,342	25,930

Total	$1,473,171	$1,423,129	$1,426,313	$1,356,893	$1,344,767	$1,364,682

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable	Gross Recoverable	September 30, 2008
Categories		Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$979,826	$(32,843)	$946,983	67.0%	20.6%	$(15,480)	1.6%	$964,346
Other reinsurers balances > $20 million	240,431	(17,088)	223,343	15.8%	4.9%	(3,827)	1.6%	$236,604
Other reinsurers balances < $20 million	287,118	(44,130)	242,988	17.2%	5.3%	(14,897)	5.2%	$272,221

Total	$1,507,375	$(94,061)	$1,413,314	100.0%	30.8%	$(34,204)	2.3%	$1,473,171

At September 30, 2008, 94.1% (December 31, 2007: 94.5%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Swiss Reinsurance America Corporation	16.5%	5.1%
Partner Reinsurance Co of US	11.3%	3.5%
Transatlantic Reinsurance Co.	10.4%	3.2%
Lloyd’s of London	8.3%	2.5%
XL Reinsurance America Inc	7.9%	2.4%
Berkley Insurance Company	4.5%	1.4%
Ace Property & Casualty Ins	3.0%	0.9%
Federal Insurance Company	2.6%	0.8%
General Reinsurance Corporation	2.4%	0.7%
Munich Reinsurance America, Inc	2.3%	0.7%

	69.3%	21.3%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

Reserve for losses and loss expenses	Three months ended September 30, 2008			Nine months ended September 30, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$5,995,731	$(1,423,129)	$4,572,602	$5,587,311	$(1,356,893)	$4,230,418

Incurred	817,361	(111,830)	705,531	1,777,643	(338,714)	1,438,929

Paid	(312,619)	61,574	(251,045)	(881,484)	222,222	(659,262)

Foreign exchange (gains) losses	(94,269)	214	(94,055)	(77,266)	214	(77,052)

End of period [a]	$6,406,204	$(1,473,171)	$4,933,033	$6,406,204	$(1,473,171)	$4,933,033

[a]	As at September 30, 2008, the gross reserve for losses and loss expenses included IBNR of $4,388 million, or 68%, of total gross reserves for loss and loss expenses. As at December 31, 2007, the comparable amount was $3,890 million, or 70%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended September 30, 2008			Nine months ended September 30, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$148,243	$164,376	$312,619	$510,839	$370,645	$881,484
Reinsurance recoveries received	(54,077)	(7,497)	(61,574)	(214,725)	(7,497)	(222,222)

Net losses paid	94,166	156,879	251,045	296,114	363,148	659,262

Change in:
Reported case reserves	34,509	161,303	195,812	171,583	188,525	360,108
IBNR	158,606	150,324	308,930	194,412	341,639	536,051
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(56,704)	6,448	(50,256)	(112,386)	(4,106)	(116,492)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$230,577	$474,954	$705,531	$549,723	$889,206	$1,438,929

Gross reserve for losses and loss expenses	$3,690,039	$2,716,165	$6,406,204	$3,690,039	$2,716,165	$6,406,204

Prior years net favorable reserve development	$41,608	$34,663	$76,271	$142,294	$108,832	$251,126

Key Ratios
Net paid to net incurred percentage	40.8%	33.0%	35.6%	53.9%	40.8%	45.8%

Net paid losses / Net premiums earned	32.1%	39.6%	36.4%	33.2%	31.9%	32.5%
Change in net loss and loss expense reserves / Net premiums earned	46.5%	80.2%	65.9%	28.5%	46.2%	38.4%

Net loss and loss expense ratio	78.5%	119.8%	102.3%	61.7%	78.1%	70.9%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Quarter ended
	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q3 2006
Gross losses paid	$148,243	$161,108	$201,488	$239,712	$126,883	$163,642
Reinsurance recoveries received	(54,077)	(79,170)	(81,478)	(98,388)	(48,874)	(117,506)

Net losses paid	94,166	81,938	120,010	141,324	78,009	46,136

Change in:
Reported case reserves	34,509	44,365	92,709	(9,888)	1,976	(30,212)
IBNR	158,606	21,103	14,703	(17,802)	39,379	153,183
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(56,704)	12,290	(67,972)	(11,982)	(6,272)	13,173

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$230,577	$159,696	$159,450	$101,652	$113,092	$182,280

Gross reserve for losses and loss expenses	$3,690,039	$3,508,456	$3,442,804	$3,333,743	$3,363,368	$3,152,082

Prior years net favorable reserve development	$41,608	$46,106	$54,580	$70,870	$58,607	$27,940

Key Ratios
Net paid to net incurred percentage	40.8%	51.3%	75.3%	139.0%	69.0%	25.3%

Net paid losses / Net premiums earned	32.1%	27.5%	40.0%	47.2%	25.8%	14.1%
Change in net loss and loss expense reserves / Net premiums earned	46.5%	26.1%	13.2%	-13.2%	11.6%	41.5%

Net loss and loss expense ratio	78.5%	53.7%	53.2%	33.9%	37.5%	55.6%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Quarter ended
	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q3 2006
Gross losses paid	$164,376	$101,782	$104,487	$103,817	$105,316	$147,766
Reinsurance recoveries received	(7,497)	—	—	—	(738)	(15,000)

Net losses paid	156,879	101,782	104,487	103,817	104,578	132,766

Change in:
Reported case reserves	161,303	15,193	12,029	162	49,528	(23,293)
IBNR	150,324	104,152	87,163	85,058	61,779	59,517
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	6,448	(9,106)	(1,448)	(143)	(784)	14,688

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$474,954	$212,021	$202,231	$188,894	$215,101	$183,678

Gross reserve for losses and loss expenses	$2,716,165	$2,487,275	$2,371,404	$2,253,568	$2,168,011	$1,842,992

Prior years net favorable reserve development	$34,663	$40,638	$33,531	$21,131	$23,585	$28,626

Key Ratios
Net paid to net incurred percentage	33.0%	48.0%	51.7%	55.0%	48.6%	72.3%

Net paid losses / Net premiums earned	39.6%	26.6%	29.1%	27.6%	27.2%	36.4%
Change in net loss and loss expense reserves / Net premiums earned	80.2%	28.8%	27.2%	22.6%	28.8%	13.9%

Net loss and loss expense ratio	119.8%	55.4%	56.3%	50.2%	56.0%	50.3%

AXIS Capital Holdings Limited

THIRD QUARTER 2008 IMPACT OF HURRICANES GUSTAV AND IKE

	Insurance	Reinsurance	Total
Gross loss and loss expenses
Hurricane Gustav	$40,000	$22,000	$62,000
Hurricane Ike	140,500	270,000	410,500

Total gross loss and loss expenses	180,500	292,000	472,500

Net loss and loss expenses
Hurricane Gustav	30,000	22,000	52,000
Hurricane Ike	85,000	270,000	355,000

Total net loss and loss expenses	115,000	292,000	407,000

Gross premiums written [a]	—	28,993	28,993

Gross premiums earned [b]	—	(20,803)	(20,803)
Ceded premiums amortized	—	—	—

Net premium earned	—	(20,803)	(20,803)

Total impact before income tax	115,000	271,197	386,197
Income tax benefit	(14,381)	(1,225)	(15,606)

Total impact after income tax	$100,619	$269,972	$370,591

Key Ratios
Net loss and loss expense ratio - as reported	78.5%	119.8%	102.3%
Hurricane Gustav and Ike impact	(39.2)%	(73.7)%	(59.0)%

Adjusted net loss and loss expense ratio [c]	39.3%	46.1%	43.3%

[a]	The impact of Hurricanes Gustav and Ike on gross premiums written in the quarter relates to reinstatement premiums recorded in our reinsurance segment following the event. These premiums will be earned over the remaining risk period.
[b]	The impact of Hurricanes Gustav and Ike on gross premiums earned in the quarter primarily relates to the impact of full earnout of the original written premium, as well as earnout of the reinstatements premiums for the quarter, for contracts impacted by these losses.
[c]	Represents the ratios for the quarter excluding the impact of hurricane losses.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Net (loss) income available to common shareholders	$(249,347)	$269,975	$219,643	$749,143

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	139,335	146,845	141,628	148,753

Dilutive share equivalents:
Warrants[a]	—	13,124	12,600	12,937
Options[a]	—	1,710	1,496	1,414
Restricted stock[a]	—	2,385	1,591	2,354

Weighted average diluted shares outstanding	139,335	164,064	157,315	165,458

EARNINGS PER COMMON SHARE
Basic	$(1.79)	$1.84	$1.55	$5.04
Diluted	$(1.79)	$1.65	$1.40	$4.53

[a]	Due to the net loss incurred in the three months ended September 30, 2008, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended
	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q3 2006
Net (loss) income available to common shareholders	$(249,347)	$231,267	$237,722	$306,100	$269,975	$226,222

COMMON SHARES OUTSTANDING

Common Shares -at beginning of period	139,653	144,590	142,520	145,710	147,924	149,810
Shares issued	113	154	2,189	62	86	185
Shares repurchased for treasury	(1,775)	(5,091)	(119)	(3,240)	(2,225)	—
Shares repurchased and cancelled	—	—	—	(12)	(75)	—

Common Shares- at end of period	137,991	139,653	144,590	142,520	145,710	149,995

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	139,335	142,333	143,239	143,877	146,845	149,884

Dilutive share equivalents:
Warrants[a]	—	12,579	13,160	13,406	13,124	11,782
Options[a]	—	1,496	1,527	1,970	1,710	2,010
Restricted stock[a]	—	1,194	2,258	2,479	2,385	1,025

Weighted average diluted shares outstanding	139,335	157,602	160,184	161,732	164,064	164,701

EARNINGS PER COMMON SHARE
Basic	$(1.79)	$1.62	$1.66	$2.13	$1.84	$1.51

Diluted	$(1.79)	$1.47	$1.48	$1.89	$1.65	$1.37

[a]	Due to the net loss incurred in the three months ended September 30, 2008, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]

	At September 30, 2008
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$31.71

Book value per common share		$4,101,190	137,991	$29.72

Dilutive securities:
Warrants	$12.41	—	11,989	(2.38)
Restricted stocks		—	5,177	(0.90)
Options	$21.20	—	1,017	(0.18)
Phantom stock units		—	65	(0.01)

Diluted book value per common share		$4,101,190	156,239	$26.25

	At December 31, 2007
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$38.97

Book value per common share		$4,658,622	142,520	$32.69

Dilutive securities:
Warrants	$12.42	—	13,388	(2.81)
Restricted stocks		—	3,312	(0.60)
Options	$18.46	—	2,531	(0.48)
Phantom stock units		—	53	(0.01)

Diluted book value per common share		$4,658,622	161,804	$28.79

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.